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                                                                      Exhibit 24

                               POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that V.F. Corporation and the undersigned directors and officers of V.F. Corporation do hereby constitute and appoint G. G. Johnson, C.S. Cummings and R. K. Shearer, and each of them, true and lawful attorneys-in-fact of the undersigned to execute on their behalf the Annual Report of V.F. Corporation on Form 10-K (including any amendments thereof) of the Securities and Exchange Commission for the fiscal year of V.F. Corporation ended January 3, 1998.

        IN WITNESS WHEREOF, each of the undersigned has duly executed this Power of Attorney this 10th day of February, 1998.

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
ATTEST:                                                          V.F. CORPORATION
/s/ C. S. Cummings                                               By: /s/ Mackey J. McDonald
-------------------------------------------                          -----------------------------------------
C. S. Cummings                                                       Mackey J. McDonald, President and Chief
Secretary                                                            Executive Officer


Principal Executive Officer:                                         Principal Financial Officer:
/s/ Mackey J. McDonald                                               /s/ G. G. Johnson
--------------------------------------------                         -----------------------------------------
Mackey J. McDonald, President,                                       G. G. Johnson, Vice President-Finance
Chief Executive Officer and Director                                 and Chief Financial Officer



Principal Accounting Officer:

/s/ R. K. Shearer
--------------------------------------------
R. K. Shearer, Vice President - Controller

/s/ Robert D. Buzzell                                                /s/ Edward E. Crutchfield
--------------------------------------------                         -----------------------------------------
Robert D. Buzzell, Director                                          Edward E. Crutchfield, Director

/s/ Ursula F. Fairbairn                                              /s/ Barbara S. Feigin
--------------------------------------------                         -----------------------------------------
Ursula F. Fairbairn, Director                                        Barbara S. Feigin, Director

/s/ George Fellows                                                   /s/ Leon C. Holt, Jr.
-------------------------------------------                          -----------------------------------------
G. Fellows, Director                                                 Leon C. Holt, Jr., Director

/s/ Robert J. Hurst                                                  /s/ L. R. Pugh
-------------------------------------------                          -----------------------------------------
Robert J. Hurst, Director                                            L. R. Pugh, Director

/s/ William E. Pike                                                  /s/ L. Dudley Walker
-------------------------------------------                          -----------------------------------------
William E. Pike, Director                                            L. Dudley Walker, Director

/s /M. Rust Sharp
-------------------------------------------
M. Rust Sharp, Director
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